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                                                                 EXHIBIT 10.16


                         COMMERCIAL LEASE

APPEARED:

3840743 CANADA INC., a company legally incorporated under the Canadian Business Corporations Act, by Certificate of Incorporation dated December 14, 2000, having the head office at 130 Jean-Proulix Street, Hull, Province of Quebec, J8Z 1V3, represented herein by Charles Masse, duly authorized as he so declares:

Hereinafter called the "LESSOR",

AND

I.W. SYSTEMS CANADA COMPANY, a company legally incorporated under the laws of the Province of Nova Scotia on February 28, 2001, having its head office at 1959 Upper Water Street, Suite 900, Halifax, Province of Nova Scotia,
B3J 3N2, represented herein by Luc Duquette, Vice-President Finance, duly authorized as he so declares;

Hereinafter called "LESSEE",

WHO HAVE HEREBY AGREED AS FOLLOWS:

1.       LEASE

         The Lessor has hereby leased to the Lessee, thereof accepting, with warranty of peaceful enjoyment, an office space measuring approximately Ten Thousand Square Feet (10,000 sq. ft.) hereinafter designated as the "Premises", situated on the ground floor of an immovable property situated at 975 St-Joseph Boulevard, in the City of Hull, Province of Quebec, J82 1W8 and known and designated as lots number 1 090 415, 1 080 404 and 1 091 207 of the cadestre of Quebec, land registry office of Hull, Province of Quebec.

         The Lessor, or the Lessee but only at the latter's expense, may have the dimensions of the premises verified by the land surveyor or architect chosen by the Lessor. If, as a result of the verification, the dimensions of the premises are different from those indicated herein, the gross rent and additional rent shall be readjusted as of the date of commencement of the present Lessee.

2.       WORK

2.1 All work, alterations and improvements to the premises shall be made in accordance with the plans and specifications submitted beforehand by the Lessee to the Lessor and after the Lessee has received the written approval of the Lessor. The said plans shall be drawn up by Marcel Landry, architect, at the expense of both parties in equal parts.

2.2 The Lessor shall perform, at its cost and expense, the following work:

2.2.1 The Lessor shall re-configure the existing heating, air-conditioning and ventilation equipment in the premises, including the Lessee's servers' air conditioning unit, in accordance with the plans submitted by the Lessee.

2.2.2 The Lessor shall tear down the following walls as indicated in the plan annexed hereto;

2.2.2.1  the west wall of the hallway as indicated in the annexed plan as (1);

2.2.2.2  the east wall of the hallway as indicated in the annexed plan as (2);

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2.2.2.3  the south wall separating G&A imaging's present office and a small vacant office as indicated in the annexed plan as (3);

2.2.2.4 part of a wall presently separating an insurance company's office and a vacant office space as indicated in the annexed plan as (4).

2.2.3 The Lessor shall erect the following walls as indicated in the plan annexed hereto;

2.2.3.1 a wall starting from the north-east corner of the elevators and ending at the south wall of RBC Dominion Securities, an existing tenant, as indicated in the annexed plan as (A);

2.2.3.2 a wall which closes the southern end of the existing and above-described hallway, as indicated in the annexed plan as (B);

2.2.3.3 a wall which closes the northern end of the existing and above-described hallway, as indicated in the annexed plan as (C).

2.2.4 The Lessor shall demolish the existing staircase, as indicated in the annexed plan as (D), and patch and repair the ceiling where the said staircase is situated.

2.2.5 The Lessor shall close the existing entrance of the small vacant office described in sub-section 2.2.2.3 herein.

2.3 Save and except for sub-section 2.2 and subject to the provisions of the present Lease, the Lessee shall execute and bear the cost of all work, alterations and improvements he may require, including the installation of doors in walls (B) and (C). Nonetheless, the Lessor shall give to the Lessee a check in the amount of One Hundred and Ten Thousand Dollars ($110,000.00), when the Lessor receives a written notice from the Lessee stipulating that the Lessee's Work is completed, and sufficient proof, in the opinion of the Lessor, that all of the Lessee's contractors, sub-contractors, agents and suppliers have been paid in full. It is understood that the amount hereinabove described shall not include any applicable taxes.

3.       TERM

         The term of the present Lease shall be FIVE (5) years. The Lease shall commence on June 1, 2001 and terminate on May 31, 2006.

4.       RENT

4.1 The Lessee shall pay as gross rent a total of EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00), plus applicable taxes, of ONE HUNDRED AND SIXTY THOUSAND DOLLARS ($160,00.00) per year, plus applicable taxes, calculated in accordance with the area of the premises and taxed at SIXTEEN DOLLARS ($16.00) per square foot per year, payable in advance by SIXTY (60) equal, consecutive and monthly installments of THIRTEEN THOUSAND THREE HUNDRED AND THIRTY-THREE DOLLARS AND THIRTY-THREE CENTS ($13,333.33), plus applicable taxes, on the first day of each and every month. If the work described in Section 2 is not completed on the date of commencement, the gross rent from the date of commencement to the date of completion of the said work shall be TEN DOLLARS AND FIFTY CENTS ($10.50) per square foot per year. Nonetheless, the Lessee warrants that the work described in Sub-Section 2.3 will not be unduly or unreasonably delayed.

4.2 The above mentioned gross rent includes the Lessee's base rent and its Proportionate Share of the Operating Expenses, Taxes and Consumption of electricity.

4.3 The Lessee shall pay as additional rent his proportionate share of the non-residential immovable tax.

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5.       USE OF PREMISES

         For the duration of this Lease, the premises shall be used for the purpose of developing software and software systems for digital identification documents.

6.       ASSIGNMENT AND SUB-LEASE

         The Lessee may neither give away, transfer or otherwise assign the present Lease, sub-let the premises, in whole or in part, nor allow any change to affect the present Lease, the premises the lessee's improvements or any part thereof, nor tolerate or permit the occupation of the premises, in whole or in part, by other persons, without having obtained the prior written consent of the Lessor, which consent may not be refused without serious reason.

7.       LAWS

         The present Lease shall be governed by the laws in force in the Province of Quebec. In the event that any provision of this Lease be declared illegal or unenforceable according to the laws of the Province of Quebec, any such provision shall be thereupon considered as not forming part of the Lease, which shall remain in force and continue to bind the Parties as if such provision had never formed part thereof.

8.       SURETYSHIP

         The Lessee hereby undertakes to obtain a guarantee of suretyship from its parent company, IMAGEWARE SYSTEMS INC., a public company legally incorporated under the laws of the State of California, United States of America, and whose common stock is listed on the American Stock Exchange under the symbol "IW", having its head office at 10883 Thornmint Road, San Diego, California, U.S.A. 92127, which shall bind itself as surety for each and every obligation contracted by the Lessee and more particularly, for the payment of the rent. This guarantee of suretyship shall be executed and incorporated in the Lessor's standard form of lease.

9.       FULL AGREEMENT

         The present Lease, including its schedules, constitutes the full agreement between the parties and replaces for all purposes required by law any prior verbal or written agreements or understandings between the parties concerning the premises. The Lessee hereby binds itself to sign the Lessor's standard form of lease within thirty (30) days of the signature of the present lease.

AND THE PARTIES HAVE SIGNED THE PRESENT COMMERCIAL LEASE AS FOLLOWS ON THIS TWELVETH (12th) DAY OF APRIL TWO THOUSAND ONE (2001) IN HULL, PROVINCE OF QUEBEC.

LESSOR:



/s/    Charles Masse                         /s/  Steve Aubrey
-----------------------------                ---------------------------------
3840743 CANADA INC.                          Witness
By Charles Masse



LESSEE:



/s/   Luc Duquette                          /s/  Steve Aubrey
-----------------------------               ----------------------------------
I.W. SYSTEMS CANADA COMPANY                 Witness
By Luc Duquette